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                                                                Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement
(Form S-3 No. 333-________), of our reports dated November 12, 2002 with respect to the consolidated financial statements and schedule of FTI Consulting, Inc. included in the Annual Report (Form 10-K/A) for the year ended December 31, 2001 filed with the Securities and Exchange Commission.


                                       /s/ Ernst & Young LLP

Baltimore, Maryland
February 6, 2003